Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

Dated as of May 3, 2011

among

GULFPORT ENERGY CORPORATION,

as Borrower,

THE BANK OF NOVA SCOTIA,

as Administrative Agent

and

L/C Issuer and Lead Arranger,

and

AMEGY BANK NATIONAL ASSOCIATION,

as Syndication Agent

and

KEY BANK NATIONAL ASSOCIATION and SOCIÉTÉ GÉNÉRALE,

as Co-Documentation Agents

and

The Other Lenders Party Hereto

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the “First Amendment to Credit Agreement,” or this “Amendment”) is entered into effective as of May 3, 2011, among GULFPORT ENERGY CORPORATION, a Delaware corporation (“Borrower”), and THE BANK OF NOVA SCOTIA, as Administrative Agent and L/C Issuer (the “Administrative Agent”), and the financial institutions defined below as the Existing Lenders, and the financial institutions defined below as the New Lenders.

R E C I T A L S

A. Borrower, the financial institutions signing as Existing Lenders and Administrative Agent are parties to a Credit Agreement dated as of September 30, 2010 (the “Original Credit Agreement”).

B. Borrower has requested certain amendments to the Original Credit Agreement including, among other things, the increase of the Aggregate Commitments, the increase of the Borrowing Base, an adjustment of the pricing and the addition of the New Lenders to the credit facility. Accordingly, the parties desire to amend the Original Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Same Terms. All terms used herein that are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (i) all references in the Oil and Gas Mortgages, Affidavit of Payment of Trade Bills, Property Certificate, Reconciliation Schedule and Title Indemnity Agreement to the “Credit Agreement” and in the Credit Agreement and the other Loan Documents to the “Agreement” shall mean the Original Credit Agreement, as amended by this Amendment, as the same may hereafter be amended from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended by the Modification Papers, as the same may hereafter be amended from time to time. In addition, the following terms have the meanings set forth below:

“Amegy Replacement Note”: See Section 6(a).

“Authorization Certificate”: See Section 2H.

“Credit Agreement” means the Original Credit Agreement, as amended by this Amendment.

“Effective Date” means May 3, 2011.

“Existing Lenders” means Amegy Bank National Association and The Bank of Nova Scotia.

“Guarantor Confirmation Letter”: See Section 2E.

“Key Bank Note”: See Section 6(c).

“Modification Papers” means this Amendment, the Amegy Replacement Note, the Scotia Replacement Note, the Key Bank Note, the Société Générale Note, the Mortgage Amendments, the Guarantor Confirmation Letter, the Subsidiary Security Agreement Confirmation Letter, the Subsidiary

FIRST AMENDMENT TO CREDIT AGREEMENT – Page 1

Pledge Agreement Confirmation Letter, the Authorization Certificate, and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.

“Mortgage Amendment”: See Section 2D.

“New Lenders” means Key Bank National Association and Société Générale.

“Scotia Replacement Note”: See Section 6(b).

“Société Générale Note”: See Section 6(d).

“Subsidiary Pledge Agreement Confirmation Letter”: See Section 2G.

“Subsidiary Security Agreement Confirmation Letter”: See Section 2F.

2. Conditions Precedent. The obligations and agreements of Existing Lenders and New Lenders as set forth in this Amendment are subject to the satisfaction, unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):

A. Upfront Fee. Borrower shall have paid to Administrative Agent, for the accounts of the Existing Lenders and New Lenders as provided on Annex A attached hereto, an upfront fee in the aggregate amount of $375,000.

B. First Amendment to Credit Agreement. This Amendment to Credit Agreement shall be in full force and effect.

C. Notes. Borrower shall have executed and delivered the Amegy Replacement Note and the Scotia Replacement Note. In addition, Borrower shall have executed and delivered the Key Bank Note and the Société Générale Note.

D. Amendments to Oil and Gas Mortgages. Borrower shall have executed and delivered amendments to the Oil and Gas Mortgages increasing the aggregate amount of the Obligations secured thereby from $100,000,000 to $350,000,000 per Section 3(a) pursuant to the terms of amendments (each a “Mortgage Amendment”), which shall be satisfactory in form and substance to Administrative Agent.

E. Guarantor Confirmation Letter. Each Guarantor shall have executed a letter in favor of Administrative Agent (the “Guarantor Confirmation Letter”) confirming that its Guaranty remains in full force and effect to guarantee the payment and performance of the Obligations, as amended hereby.

F. Subsidiary Security Agreement Confirmation Letter. Each Subsidiary party to the Subsidiary Security Agreement shall have executed a letter in favor of Administrative Agent (the “Subsidiary Security Agreement Confirmation Letter”) confirming that the Subsidiary Security Agreement continues to secure all of the Obligations, as amended hereby.

G. Subsidiary Pledge Agreement Confirmation Letter. Grizzly Holdings, Inc. shall have executed a letter in favor of Administrative Agent (the “Subsidiary Pledge Agreement Confirmation Letter”) confirming that the Subsidiary Pledge Agreement continues to secure all of the Obligations, as amended hereby.

FIRST AMENDMENT TO CREDIT AGREEMENT – Page 2

H. Authorization Certificate. Borrower shall have delivered a certificate (the “Authorization Certificate”) satisfactory in form and substance to Administrative Agent authorizing the execution, delivery and performance of the Modification Papers.

I. Notice of Final Agreement. Each Loan Party shall have executed a notice in compliance with the provisions of Section 26.02 of the Texas Business and Commerce Code.

J. Financial Information. Borrower shall have provided each Lender with its 9/30/10 financial statements, its 12/31/10 audited financial statements and the drilling budget/capital expenditure budget/forecast of production/forecast of cash flow projections described in Section 7.01(c) of the Original Credit Agreement.

K. Reserve Report. Borrower shall have provided a Reserve Report as of December 31, 2010.

L. Opinion of Counsel. Administrative Agent shall have received a favorable opinion of counsel of Borrower as to such matters concerning the Modification Papers as Administrative Agent may reasonably request.

M. Fees and Expenses. Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.

N. Representations and Warranties. All representations and warranties contained herein or in the other Modification Papers or otherwise made in writing in connection herewith or therewith shall be true and correct in all material respects with the same force and effect as though such representations and warranties have been made on and as of the Effective Date, or if made as of a specific date, as of such date.

3. Amendments to Original Credit Agreement. On the Effective Date, the Original Credit Agreement shall be deemed to be amended as follows:

(a) The definition of “Aggregate Commitments” contained in Section 1.01 of the Original Credit Agreement shall be amended to read in its entirety as follows:

“‘Aggregate Commitments’ means the Commitments of all Lenders, which aggregate amount, as set forth on Schedule 2.01, is the lesser of $350,000,000, or the Borrowing Base.”

(b) The table set forth in the definition of “Applicable Rate” contained in Section 1.01 of the Original Credit Agreement shall be amended to read in its entirety as follows:

	Applicable Rate
Applicable Usage Level	Commitment fee	Eurodollar Rate Loans and Letters of Credit	Base Rate Loans
Level 1	0.50%	2.00%	1.00%
Level 2	0.50%	2.25%	1.25%
Level 3	0.50%	2.50%	1.50%
Level 4	0.50%	2.75%	1.75%

FIRST AMENDMENT TO CREDIT AGREEMENT – Page 3

(c) The definition of “Maturity Date” contained in Section 1.01 of the Original Credit Agreement shall be amended to read in its entirety as follows:

“‘Maturity Date’ means May 3, 2015; provided however that, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.”

(d) The phrase “commencing May 1, 2011” shall be changed to “commencing October 1, 2011” on the first line of Section 4.02(a) of the Original Credit Agreement.

(e) The percentage “90%” shall be changed to “95%” on the third line of Section 8.02(g).

(f) The proviso at the end of Section 8.02(f) shall be amended to read as follows:

“provided that Investments in non-producing oil and gas properties shall not be made unless either:

(1)	the proforma Applicable Usage Level is 90% or less; or

(2)	the sum of the proposed Investment, plus the aggregate outstanding amount of all such previous Investments made in reliance on this clause (2) during any such calendar year, does not exceed $10,000,000;”

4. Increase of Borrowing Base. As of the Effective Date, the Borrowing Base is hereby increased from $65,000,000 to $90,000,000 and the Monthly Reduction Amount is set at zero dollars. The Borrowing Base and Monthly Reduction Amount as modified shall remain in effect until adjusted again pursuant to the provisions of Article IV of the Credit Agreement.

5. Adjustment of Commitment Percentages of Lenders. The Borrowing Base has been increased to $90,000,000 per Section 4 of this Amendment. The New Lenders have become Lenders upon their execution of this Amendment. Accordingly, on the Effective Date, Schedule 2.01 to the Original Credit Agreement shall be replaced with Schedule 2.01 attached to this Amendment and the Commitments and Applicable Percentages held by each Lender shall be as follows:

(a) Amegy Bank National Association will have a Commitment of $25,000,000 (27.77777778% of the $90,000,000 Borrowing Base).

(b) The Bank of Nova Scotia will have a Commitment of $35,000,000 (38.88888888% of the $90,000,000 Borrowing Base).

(c) Key Bank National Association will have a Commitment of $15,000,000 (16.66666667% of the $90,000,000 Borrowing Base).

(d) Société Générale will have a Commitment of $15,000,000 (16.66666667% of the $90,000,000 Borrowing Base).

6. New Notes. The New Lenders have become Lenders upon their execution of this Amendment, and, on the Effective Date, the Aggregate Commitments of all Lenders are now set forth on

FIRST AMENDMENT TO CREDIT AGREEMENT – Page 4

Schedule 2.01 attached to this Amendment. Accordingly, on the Effective Date, Borrower shall issue the following Notes:

(a) Borrower shall issue to Amegy Bank, National Association a new Note (the “Amegy Replacement Note”), in the original principal sum of $97,222,222.22 (27.77777778% of $350,000,000) dated the Effective Date to replace the existing Note to Amegy Bank, National Association in the amount of $40,000,000 dated September 30, 2010.

(b) Borrower shall issue to The Bank of Nova Scotia a new Note (the “Scotia Replacement Note”), in the original principal sum of $136,111,111.11 (38.88888889% of $350,000,000) dated the Effective Date to replace the existing Note to The Bank of Nova Scotia in the amount of $60,000,000 dated September 30, 2010.

(c) Borrower shall issue to Key Bank National Association a new Note (the “Key Bank Note”), in the original principal sum of $58,333,333.33 (16.66666667% of $350,000,000) dated the Effective Date.

(d) Borrower shall issue to Société Générale a new Note (the “Société Générale Note”), in the original principal sum of $58,333,333.33 (16.66666667% of $350,000,000) dated the Effective Date.

7.	Concerning the New Lenders.

(a) Each New Lender represents and warrants to Administrative Agent as follows:

(i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to become a Lender under the Credit Agreement;

(ii) it has received a copy of the Credit Agreement, the most recent Reserve Report delivered pursuant to Section 7.02(d) thereof, and such title information and other documents and information as it has deemed appropriate to make its own credit analysis and decision to execute this Amendment and become a Lender under the Credit Agreement;

(iii) it has, independently and without reliance upon any Lender or any related party of Administrative Agent or any other Lender (an “Agent-Related Person”) and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated by the Credit Agreement, and made its own decision to enter into the Credit Agreement and to extend credit to Borrower and the other Loan Parties under the Credit Agreement;

(iv) it will, independently and without reliance upon any other Lender or any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business,

FIRST AMENDMENT TO CREDIT AGREEMENT – Page 5

prospects, operations, property, and other condition and creditworthiness of Borrower and the other Loan Parties;

(v) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and

(vi) it agrees to and accepts the amount of the current Borrowing Base set forth in this Amendment based upon its review and acceptance of the Reserve Report as of January 1, 2011, and certain due diligence materials and is satisfied with the title information with respect to the oil and gas reserves attributable to the Mortgaged Properties.

(b) Each New Lender acknowledges as follows:

(i) no Lender or any Agent-Related Person has made any representation or warranty to it, and no act by Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Lender or any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession;

(ii) except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent pursuant to the Credit Agreement, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person; and

(iii) on the Effective Date, subject to the satisfaction of the conditions to effectiveness set forth in Section 2 of this Amendment, it shall be deemed automatically to have become a party to the Credit Agreement and have all rights and obligations of a Lender under the Credit Agreement and the other Loan Documents as if it were an original Lender signatory thereto.

(c) On the Effective Date, each New Lender agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents applicable to the Lenders as if it were an original Lender signatory thereto (and expressly makes the appointment set forth in, and agrees to the obligations imposed under, Article X of the Credit Agreement).

8. Certain Representations. Borrower represents and warrants that, as of the Effective Date: (a) Borrower has full power and authority to execute the Modification Papers and the Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by Borrower thereof. In addition, Borrower represents that after giving effect to this Amendment, all representations and warranties contained in the Original Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier

FIRST AMENDMENT TO CREDIT AGREEMENT – Page 6

date, in which case such representation or warranty is true and correct in all material respects as of such earlier date.

9. No Further Amendments. Except as previously amended in writing or as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

10. Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Administrative Agent, L/C Issuer and each Lender do hereby adopt, ratify and confirm the Original Credit Agreement, as amended hereby, and acknowledge and agree that the Original Credit Agreement, as amended hereby, is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement, as amended hereby, and under the Loan Documents, are not impaired in any respect by this Amendment.

11. Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which Administrative Agent now has or may have in the future under or in connection with the Original Credit Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.

12. Confirmation of Security. Borrower hereby confirms and agrees that all of the Collateral Documents which presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.

13. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

14. Incorporation of Certain Provisions by Reference. The provisions of Section 11.15. of the Original Credit Agreement captioned “Governing Law, Jurisdiction; Etc.” and Section 11.16. of the Original Credit Agreement captioned “Waiver of Right to Trial by Jury” are incorporated herein by reference for all purposes.

15. Entirety, Etc. This Amendment and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT, THE OTHER MODIFICATION PAPERS AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank. Signature pages follow.]

FIRST AMENDMENT TO CREDIT AGREEMENT – Page 7

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER

GULFPORT ENERGY CORPORATION

By:	/s/ Michael G. Moore
Name: Michael G. Moore
Title: Senior Vice President
Chief Financial Officer

FIRST AMENDMENT TO CREDIT AGREEMENT – Signature Page

ADMINISTRATIVE AGENT

THE BANK OF NOVA SCOTIA, as Administrative Agent

By:	/s/ Marc Graham
Name: Marc Graham
Title: Director

EXISTING LENDER

THE BANK OF NOVA SCOTIA

By:	/s/ Marc Graham
Name: Marc Graham
Title: Director

FIRST AMENDMENT TO CREDIT AGREEMENT – Signature Page

EXISTING LENDER

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Charles W. Patterson
Charles W. Patterson
Senior Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT – Signature Page

NEW LENDER

KEY BANK NATIONAL ASSOCIATION

By:	/s/ David Morris
	Name:	David Morris
	Title:	Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT – Signature Page

NEW LENDER

SOCIÉTÉ GÉNÉRALE

By:	/s/ David M. Bornstein
	Name:	David M. Bornstein
	Title:	Director

FIRST AMENDMENT TO CREDIT AGREEMENT – Signature Page

ANNEX A

Computation of Upfront Fees

(calculated based on Lenders’ Borrowing Base allocations)

Existing Lenders

1.	Amegy Bank National Association:

$25,000,000 x 0. 25% =            $62,500

2.	The Bank of Nova Scotia:

$35,000,000 x 0. 25% =            $87,500

New Lenders

1.	Key Bank National Association:

$15,000,000 x 0. 75% =            $112,500

2.	Société Générale:

$15,000,000 x 0. 75% =            $112,500

                        TOTAL:             $375,000

ANNEX A – Solo Page

SCHEDULE 2.01

Commitments and Applicable Percentages

Lender	Maximum Commitment	Commitment[1]	Applicable Percentage

Amegy Bank National Association	$97,222,222.22	$25,000,000	27.77777778%

The Bank of Nova Scotia	$136,111,111.12	$35,000,000	38.88888888%

Key Bank National Association	$58,333,333.33	$15,000,000	16.66666667%

Société Générale	$58,333,333.33	$15,000,000	16.66666667%

Total	$350,000,000	$90,000,000	100.000000000%

[1]	Based on the current Borrowing Base of $90,000,000.

SCHEDULE 2.01 – Solo Page